     (d) Exhibit "D" to the Purchase Agreement is hereby amended by deleting Item #20 (Index # 928) and Item #17 (Index # 123) therefrom.

     (e) Exhibit "A-3b" to the Purchase Agreement is hereby amended by adding the following thereto:

     Contract Description                                                             Index Number
     --------------------                                                             ------------
     "Agreement, dated July 24, 1986, as continued and reaffirmed, between                928
     Allied Maritime Management Organization, Inc. (a wholly-owned subsidiary of
     Seaworthy Systems, Inc.) and Moss Point Marine, an unincorporated division of Halter Marine Services, Inc. (LSV license)."

     (f) Exhibit "A-1" to the Purchase Agreement is hereby amended by adding the following thereto:

      Lease Description                                                               Index Number
      -----------------                                                               ------------
     "4.  Lease Agreement, dated September 22, 1998, by and between Halter                1310
          Marine, Inc., a Nevada corporation, as lessor, and OPM-USA, a Division of American Tower Systems, L.P., as lessee (cell tower lease)."

     (g) Exhibit "A-3" to the Purchase Agreement is hereby amended by adding the following thereto:

     Contract Description                                                             Index Number
     --------------------                                                             ------------
    "203. Teaming/Bidding Agreement, dated May 17, 2002, by and between Alan C.           1,853
          McClure 1,853 Associates, Inc. and HMI(LA).

     204. Contract with the National Oceanic and Atmospheric Administration,
          Requisition # NAAN040-2-00041 03 (SWATH Design Study).

     205. Contract with Naval Sea Systems Command, Contract #: N00024-01-C-2229
          (Landing Craft Utility Replacement Study).

     206. Contract with Naval Sea Systems Command, Contract #: N00024-01-C-2226
          (Landing Craft Utility Replacement Study B).

     (h) Section 3.3.1 of the Purchase Agreement is hereby amended by adding the following sentence at the end thereof: "As to the Other Contracts listed in Items 204-206 of Exhibit "A-3", Seller shall be prepared to deliver to Buyer a novation agreement to be accepted and executed by the United States Government, if and to the extent the United States Government is prepared to novate such Other Contracts."

     (i) The definition of "Current Assets" immediately following Section 2.2.4 of the Purchase Agreement is hereby amended by inserting the following at the end thereof immediately before the period: ", nor any accounts receivable, work-in-process and other current assets of the Business relating to any Other Contract other than those Other Contracts listed on Exhibit "A-3a"".

     (j) Those items listed on Annex "A" to this Amendment shall not be included as "Property" transferred by Seller to Buyer under the Purchase Agreement and shall be "Excluded Assets", as such term is defined and used in the Purchase Agreement.

     (k) Exhibit "A-4.6" to the Purchase Agreement is hereby amended by adding the following as new paragraphs at the end of such exhibit:

     "AND ALSO, that parcel of property depicted as Parcel "B" (being approximately 7.718 acres more or less and a part of Lot 49 Port Bienville Subdivision, on file as Book 5, Pages 2-4 Hancock County, Mississippi) on the plat of survey dated May 9-15, 2002, prepared by Grant Houston Gilleon, P.L.S. 2590 of Wink, Incorporated, said survey being incorporated herein by reference.

     LESS AND EXCEPT, that parcel of property depicted as Parcel "A" (being approximately 7.292 acres more or less and a part of Lot 36 and all of Lot 37, Port Bienville Subdivision, on file as Book 5, Pages 2-4, Hancock County, Mississippi) on the plat of survey dated May 9-15, 2002, prepared by Grant Houston Gilleon, P.L.S. 2590 of Wink, Incorporated, said survey being incorporated herein by reference."

     2. Continuation of Purchase Agreement. Except as modified by this Amendment, the Purchase Agreement shall continue in full force and effect.

     3. Counterparts. This Amendment may be signed in counterparts and may be executed by the exchange of facsimile signature pages.

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment No. 2 to Asset Purchase Agreement as of the day and year first above written.

                            BOLLINGER SHIPYARDS, INC.

                            By: /s/ Michael C. Ellis
                               -------------------------------------------------
                            Name:  Michael C. Ellis
                            Title: Executive Vice President & CFO

                            FRIEDE GOLDMAN HALTER, Inc.

                            By:  /s/ Richard T. McCreary
                               -------------------------------------------------
                            Name:  Richard T. McCreary
                            Title: Senior Vice President-Administration

                            HALTER MARINE, Inc., a Nevada corporation

                            By: /s/ Richard T. McCreary
                               -------------------------------------------------
                            Name:  Richard T. McCreary
                            Title: Executive Vice President

                            HALTER MARINE, Inc., a Louisiana corporation

                            By: /s/ Richard T. McCreary
                               -------------------------------------------------
                            Name:  Richard T. McCreary
                            Title: Executive Vice President

                            HALTER MARINE SERVICES, INC.

                            By: /s/ Richard T. McCreary
                               -------------------------------------------------
                            Name:  Richard T. McCreary
                            Title: Executive Vice President

                            HALTER MARINE GULFPORT, INC.

                            By: /s/ Richard T. McCreary
                               -------------------------------------------------
                            Name:  Richard T. McCreary
                            Title: Executive Vice President

                            HALTER MARINE PASCAGOULA, Inc.

                            By: /s/ Richard T. McCreary
                               -------------------------------------------------
                            Name:  Richard T. McCreary
                            Title: Executive Vice President

                            GULF COAST FABRICATION, INC.

                            By: /s/ Richard T. McCreary
                               -------------------------------------------------
                            Name:  Richard T. McCreary
                            Title: Executive Vice President

                            HALTER GULF REPAIR, INC.

                            By: /s/ Richard T. McCreary
                               -------------------------------------------------
                            Name:  Richard T. McCreary
                            Title: Executive Vice President

                                     Annex A